UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2023

AXIOS SUSTAINABLE GROWTH ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41292	98-1640650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Hidden Pines Farm, 14090, Hopewell Road Alpharetta, Georgia		30004
(Address of principal executive offices)		(Zip Code)

(770) 813-6500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title for each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, one right and one redeemable warrant	AXACU	The New York Stock Exchange
Class A ordinary shares, $0.0001 par value per share	AXAC	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	AXACWS	The New York Stock Exchange
Rights to acquire one-tenth of one Class A ordinary share	AXACR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On February 8, 2023, AXIOS Sustainable Growth Acquisition Corporation (“AXIOS” or the “Company”), and AXIOS Sponsor LP (the “Sponsor”), the Company’s sponsor, entered into one or more agreements (the “Non-Redemption Agreements”) with one or more third parties holding an aggregate of 400,000 shares of common stock in exchange for them agreeing not to redeem shares of the Company’s common stock sold in its initial public offering (the “public shares”) at the February 2023 special meeting of stockholders called by the Company (the “Meeting”) at which a proposal to approve an extension of time for the Company to consummate an initial business combination (the “Extension Proposal”) from February 18, 2023 to May 18, 2023 (the “Extension”) has been submitted to the stockholders. Pursuant to the Non-Redemption Agreements, the shareholders have agreed to vote in favor of the Extension Proposal. The Non-Redemption Agreements provide for the allocation of one shares of common stock of the Company held by the Sponsor in exchange for each five public shares the investor agrees to hold and not redeem at the Meeting. The Company and the Sponsor anticipate executing additional Non-Redemption Agreements with other investors prior to the Meeting.

The Non-Redemption Agreements shall terminate on the earlier of (a) the liquidation or dissolution of the Company pursuant to its charter if the Extension is not obtained, or (b) February 18, 2024.

The Non-Redemption Agreements are expected to increase the likelihood that the Extension Proposal is approved by stockholders and to increase the amount of funds that remain in the Company’s trust account following the Meeting.

The foregoing summary of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Important Information and Where to Find It

AXIOS has mailed to its shareholders of record as of January 30, 2023 a definitive proxy statement (along with the definitive additional materials filed on February 1, 2023, the “Extension Proxy Statement”) for a special meeting of shareholders to be held on February 14, 2023 to approve an extension of time for AXIOS to complete an initial business combination through May 18, 2023 (the “Extension Proposal”). Shareholders may obtain a copy of the Extension Proxy Statement, without charge, by directing a request to: AXIOS Sustainable Growth Acquisition Corporation, Hidden Pines Farm, 14090 Hopewell Road, Alpharetta, Georgia 30004. The Extension Proxy Statement can also be obtained, without charge, at the U.S. Securities and Exchange Commission (the “SEC”)’s website (www.sec.gov).

If a legally binding definitive agreement with respect to the proposed business combination is executed AXIOS intends to file a preliminary proxy statement (a “Deal Proxy Statement”) with the SEC. A definitive Deal Proxy Statement will be mailed to shareholders of AXIOS as of a record date to be established for voting on the proposed transaction. Shareholders will also be able to obtain a copy of the Deal Proxy Statement, without charge, by directing a request to: AXIOS Sustainable Growth Acquisition Corporation, Hidden Pines Farm, 14090 Hopewell Road, Alpharetta, Georgia 30004. The preliminary and definitive Deal Proxy Statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

AXIOS urges investors, shareholders, and other interested persons to read the Extension Proxy Statement and, when available, the preliminary Deal Proxy Statement as well as other documents filed with the SEC because these documents do and will contain important information about AXIOS, the Proxy Extension Proposal, the potential target company and the proposed transaction.

 Participants in the Solicitation

AXIOS and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Extension Proposal and the potential transaction described herein under the rules of the SEC. Information about the directors and executive officers of AXIOS is set forth in AXIOS’s prospectus with respect to its initial public offering, which was filed with the SEC on February 17, 2022. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders in connection with the potential transaction will be set forth in the Deal Proxy Statement when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This current report shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of any business combination. This current report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Form of Non-Redemption Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2023

AXIOS Sustainable Growth Acquisition Corporation

By:	/s/ Benedikt E. Förtig
	Name:	Benedikt E. Förtig
	Title:	Chief Executive Officer